Exhibit 99

PRESS RELEASE

GE 2Q 2015 EARNINGS

- 2Q Industrial operating + Verticals EPS $0.31, +19%
- Raising 2015 goal for Industrial operating EPS to $1.13–1.20, GE Capital Verticals EPS on track for ~$0.15
- 2Q GAAP EPS from continuing operations $0.24, -14%; 2Q net EPS $(0.13) including discontinued operations

GE INDUSTRIAL OPERATING + VERTICALS EPS	GAAP EPS FROM CONTINUING OPS	GE CFOA (YTD)	INDUSTRIAL SEGMENT REVENUES	INDUSTRIAL SEGMENT OPERATING PROFIT	INDUSTRIAL SEGMENT MARGINS
$0.31	$0.24	$3.9B	$26.9B	$4.4B	16.2%
+19%	-14%	+17%, +79% Industrial CFOA	0%, +5% organic	+5%, +11% organic	+70 bps

2Q HIGHLIGHTS

- Industrial segment operating profit +5%, +11% organic, 5 of 7 segments growing earnings (all segments up organically)
- Industrial segment revenues $26.9 billion, 0%, +5% organic
- Industrial segment operating margins +70 bps, gross margins +60 bps
- Industrial CFOA YTD $3.5 billion, +79%
- Record backlog of $272 billion, +8% vs. 2Q'14
- Orders +8%, +13% organic, with strong equipment orders in Aviation +37% and Power & Water +29%
- GE Capital dispositions ahead of plan, $68 billion signed YTD; ENI (ex. liquidity) at $179 billion

GE CAPITAL PORTFOLIO UPDATE

- Signed $68 billion of GE Capital dispositions, on track for goal of closing ~$100 billion by year-end
- Verticals performing well, EPS of $0.05 in 2Q; on track for ~$0.15 EPS in 2015
- Targeting 2015 signings of ~$120–150 billion

"GE had a strong second quarter, with good industrial organic growth and exceptional cash generation. The environment remains one of slow growth and volatility, particularly in growth markets, while the U.S. is gradually improving. Our industrial businesses had another quarter of strong EPS growth of 18% and orders up 8%. We continue to execute on our plan to exit GE Capital, with $68 billion in dispositions announced this year, and are on track for our goal of closing $100 billion in 2015. We are raising our 2015 Industrial operating EPS guidance to $1.13–1.20, and are confirming GE Capital verticals are on track for EPS of $0.15."

Jeff Immelt
Chairman and CEO

INDUSTRIAL OPERATING EPS $0.26, +18%
INDUSTRIAL SEGMENT PERFORMANCE

2Q	Reported	V%	Organic V%
Revenues	$26.9B	0%	+5%
Orders	$27.1B	+8%	+13%
Operating Profit	$4.4B	+5%	+11%
YTD			
Revenues	$51.2B	+0%	+4%
Orders	$50.2B	+3%	+7%
Operating Profit	$7.9B	+6%	+11%

OPERATING PERFORMANCE

INDUSTRIAL OPERATING + VERTICALS EPS

$0.31
$0.26
$0.05
VERTICALS
$0.04
+19%
INDUST.
$0.22
$0.26
2Q'14
2Q'15

OPERATING EPS

$0.32
$0.28
-13%
2Q'14
2Q'15

INDUSTRIAL SEGMENT OPERATING MARGINS

15.5%
16.2%
+70 bps
2Q'14
2Q'15

INDUSTRIAL CASH GENERATION (CFOA)

$3.5B
$2.0B
+79%
1H'14
1H'15

GE 2Q 2015 EARNINGS JULY 17, 2015

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INDUSTRIAL DEAL HIGHLIGHTS

- **Aviation:** GE and JV partners receive $19 billion+ in orders & commitments at the Paris Air Show
- **Power & Water:** H turbine order with Korea's GS Power; H backlog at 17 units
- **Power & Water:** Launched Digital Wind Farm, providing up to 20% higher annual energy output
- **Transportation:** $100 million order for first Movement Planner with Class 1 RR customer
- **Transportation:** $200 million order for 55 locomotives in Pakistan
- **Healthcare:** U.S. HCS Equipment revenues +16%
- **Power Conversion:** $300 million+ orders with wind customers for converters and components
- **Software:** 1H'15 Industrial Internet orders of $1.9 billion, total software & solutions $2.4 billion
- **Software:** Signed deal with BP to link 4,000+ oil wells to Industrial Internet
- **GE Store:** Oil & Gas/Energy Management cross-business deal to increase gas production in Uzbekistan
- **GE Store:** Healthcare Kenya multi-modality agreement signed, ~$200 million over 7 years

INDUSTRIAL OPERATING PERFORMANCE

SEGMENT PROFIT
$4.2B
$4.4B
+5%
2Q'14
2Q'15
ORDERS
$25.1B
$27.1B
EQUIP.
$13.0
$14.5
+8%, +13% organic
SERVICES
$12.1
$12.6
2Q'14
2Q'15
BACKLOG
$252B
$272B
EQUIP.
$64
$72
+8%
SERVICES
$188
$200
2Q'14
2Q'15
SEGMENT GROSS MARGINS
26.0%
26.6%
+60 bps
2Q'14
2Q'15

2Q GE CAPITAL HIGHLIGHTS

GE CAPITAL EARNINGS WALK	2Q'15
Verticals	$531MM
Consumer/Exit/HQ	$(313)MM
Continuing operations	**$218MM**
Discontinued operations	$(3.7)B
Net earnings	**$(3.5)B**

ENI (EX. LIQUIDITY)
AS ORIGINALLY REPORTED
$371B
$179B
-52%
2Q'14
2Q'15
DIVIDEND TO PARENT
$0.5B
1H'15
GECC TIER 1 COMMON RATIO[1]
11.4%
2Q'15

[1] Basel 3 Tier 1 Common ratio estimated based on U.S. standardized transitional basis.

"Our strong industrial growth is a product of the GE Store. By sharing technology, leveraging our global resources, and scaling successful models and processes, we are poised to outperform our peers and are well-positioned to meet our investor goals for the year: double-digit Industrial EPS growth, industrial segment organic growth of 2–5%, $100 billion of GE Capital asset sales, $14–16 billion of CFOA, and $10–30 billion of cash returned to investors. We continue to lead in the exciting Industrial Internet market, which will accelerate growth and productivity. GE is executing well, and we continue to reshape the Company."

Jeff Immelt
Chairman and CEO

GE 2Q 2015 EARNINGS JULY 17, 2015

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SECOND-QUARTER 2015 HIGHLIGHTS

	EARNINGS	EPS
OPERATING EARNINGS	$2.8B	$0.28
INDUSTRIAL OPERATING + VERTICALS EARNINGS	$3.2B	$0.31
GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)	$2.4B	$0.24
GAAP NET EARNINGS (ATTRIBUTABLE TO GE)	$(1.4)B	$(0.13)

REVENUES

REVENUES	INDUSTRIAL SALES	GECC
$32.8B	$26.1B	$6.2B

YEAR-TO-DATE HIGHLIGHTS

	EARNINGS	EPS
OPERATING EARNINGS	$(4.0)B	$(0.40)
INDUSTRIAL OPERATING + VERTICALS EARNINGS	$5.1B	$0.51
GAAP EARNINGS FROM CONTINUING OPERATIONS (ATTRIBUTABLE TO GE)	$(4.9)B	$(0.49)
GAAP NET EARNINGS (ATTRIBUTABLE TO GE)	$(14.9)B	$(1.48)

REVENUES

REVENUES	INDUSTRIAL SALES	GECC
$61.1B	$50.0B	$11.1B

Second-quarter results webcast at 8:30 a.m. ET today

www.ge.com/investor

Related charts are now posted on our website for your review prior to the call.

The reasons we use these non-GAAP financial measures and the reconciliation to their most directly comparable GAAP financial measure are included in the accompanying tables, which include information integral to assessing the Company's financial position, operating performance and cash flow.

GE 2Q 2015 EARNINGS JULY 17, 2015

4

GE's Investor Relations website at www.ge.com/investor and our corporate blog at www.gereports.com, as well as GE's Facebook page and Twitter accounts, including @GE_Reports, contain a significant amount of information about GE, including financial and other information for investors. GE encourages investors to visit these websites from time to time, as information is updated and new information is posted.

Caution Concerning Forward-Looking Statements:

This document contains "forward-looking statements"— that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our announced plan to reduce the size of our financial services businesses, including expected cash and non-cash charges associated with this plan; expected income; earnings per share; revenues; organic growth; margins; cost structure; restructuring charges; cash flows; return on capital; capital expenditures, capital allocation or capital structure; dividends; and the split between Industrial and GE Capital earnings. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: obtaining (or the timing of obtaining) any required regulatory reviews or approvals or any other consents or approvals associated with our announced plan to reduce the size of our financial services businesses; our ability to complete incremental asset sales as part of that plan in a timely manner (or at all) and at the prices we have assumed; changes in law, economic and financial conditions, including interest and exchange rate volatility, commodity and equity prices and the value of financial assets, including the impact of these conditions on our ability to sell or the value of incremental assets to be sold as part of our announced plan to reduce the size of our financial services businesses as well as other aspects of that plan; the impact of conditions in the financial and credit markets on the availability and cost of GECC's funding, and GECC's exposure to counterparties; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; pending and future mortgage loan repurchase claims and other litigation claims in connection with WMC, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; the adequacy of our cash flows and earnings and other conditions that may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; GECC's ability to pay dividends to GE at the planned level, which may be affected by GECC's cash flows and earnings, financial services regulation and oversight, and other factors; our ability to convert pre-order commitments/ wins into orders; the price we realize on orders since commitments/wins are stated at list prices; customer actions or developments such as early aircraft retirements or reduced energy demand and other factors that may affect the level of demand and financial performance of the major industries and customers we serve; the effectiveness of our risk management framework; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation and litigation; adverse market conditions, timing of and ability to obtain required bank regulatory approvals, or other factors relating to us or Synchrony Financial that could prevent us from completing the Synchrony Financial split-off as planned; our capital allocation plans, as such plans may change including with respect to the timing and size of share repurchases, acquisitions, joint ventures, dispositions and other strategic actions; our success in completing, including obtaining regulatory approvals for, announced transactions, such as the proposed transactions and alliances with Alstom, Appliances and our announced plan to reduce the size of our financial services businesses, and our ability to realize anticipated earnings and savings; our success in integrating acquired businesses and operating joint ventures; the impact of potential information technology or data security breaches; and the other factors that are described in "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014. These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

This document includes certain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

Investor Contact:
Matt Cribbins, 203.373.2424
matthewg.cribbins@ge.com

Media Contact:
Seth Martin, 203.572.3567
seth.martin@ge.com

GE 2Q 2015 EARNINGS JULY 17, 2015

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS (LOSS) (UNAUDITED)

	Consolidated			GE(a)			Financial Services (GECC)
Three months ended June 30	2015	2014	V%	2015	2014	V%	2015	2014	V%

Revenues and other income
Sales of goods and services	$26,057	$26,098	- %	$26,140	$26,226	- %	$22	$34	(35)%
Other income	780	338		770	292		-	-
GECC earnings from continuing operations	-	-		379	1,163		-	-
GECC revenues from services	5,917	5,824		-	-		6,196	6,241
Total revenues and other income	32,754	32,260	2%	27,289	27,681	(1)%	6,218	6,275	(1)%
Costs and expenses
Cost of sales	20,023	20,006		20,108	20,136		22	31
Interest and other financial charges	1,286	1,299		414	401		996	1,024
Investment contracts, insurance losses and
insurance annuity benefits	660	658		-	-		710	698
Provision for losses on financing receivables	783	948		-	-		783	948
Other costs and expenses	6,419	6,273		3,661	3,861		2,851	2,618
Total costs and expenses	29,171	29,184	- %	24,183	24,398	(1)%	5,362	5,319	1%
Earnings from continuing operations
before income taxes	3,583	3,076	16%	3,106	3,283	(5)%	856	956	(10)%
Benefit (provision) for income taxes	(968)	(192)		(584)	(409)		(384)	217
Earnings from continuing operations	2,615	2,884	(9)%	2,522	2,874	(12)%	472	1,173	(60)%
Earnings (loss) from discontinued
operations, net of taxes	(3,750)	661		(3,750)	661		(3,747)	665
Net earnings (loss)	(1,135)	3,545	U	(1,228)	3,535	U	(3,275)	1,838	U
Less net earnings (loss) attributable to
noncontrolling interests	225	-		132	(10)		93	10
Net earnings (loss) attributable
to the Company	(1,360)	3,545	U	(1,360)	3,545	U	(3,368)	1,828	U
Preferred stock dividends declared	-	-		-	-		(161)	(161)
Net earnings (loss) attributable to
GE common shareowners	$(1,360)	$3,545	U	$(1,360)	$3,545	U	$(3,529)	$1,667	U
Amounts attributable to GE common
shareowners:
Earnings from continuing operations	$2,615	$2,884	(9)%	$2,522	$2,874	(12)%	$472	$1,173	(60)%
Less net earnings (loss) attributable
to noncontrolling interests	225	-		132	(10)		93	10
Earnings from continuing operations
attributable to the Company	2,390	2,884	(17)%	2,390	2,884	(17)%	379	1,163	(67)%
GECC preferred stock dividends declared	-	-		-	-		(161)	(161)
Earnings from continuing operations
attributable to GE common shareowners	2,390	2,884	(17)%	2,390	2,884	(17)%	218	1,002	(78)%
Earnings (loss) from discontinued
operations, net of taxes	(3,750)	661		(3,750)	661		(3,747)	665
Net earnings (loss) attributable to GE
common shareowners	$(1,360)	$3,545	U	$(1,360)	$3,545	U	$(3,529)	$1,667	U

Per-share amounts - earnings from
continuing operations
Diluted earnings per share	$0.24	$0.28	(14)%
Basic earnings per share	$0.24	$0.29	(17)%
Per-share amounts - net earnings (loss)
Diluted earnings (loss) per share	$(0.13)	$0.35	U
Basic earnings (loss) per share	$(0.13)	$0.35	U
Total average equivalent shares
Diluted earnings	10,158	10,110	- %
Basic earnings	10,087	10,031	1%
Dividends declared per common share	$0.23	$0.22	5%
Amounts attributable to GE
common shareowners:
Earnings from continuing operations	$2,390	$2,884	(17)%
Adjustment (net of tax): non-operating
pension costs	448	344
Operating earnings (non-GAAP measure)	$2,838	$3,228	(12)%
Operating earnings - diluted
earnings per share (non-GAAP measure)	$0.28	$0.32	(13)%
(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on May 8, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF EARNINGS (LOSS) (UNAUDITED)

	Consolidated			GE(a)			Financial Services (GECC)
Six months ended June 30	2015	2014	V%	2015	2014	V%	2015	2014	V%

Revenues and other income
Sales of goods and services	$49,740	$49,949	- %	$49,980	$50,237	(1)%	$43	$61	(30)%
Other income	922	534		822	453		-	-
GECC earnings (loss) from continuing operations	-	-		(8,128)	2,409		-	-
GECC revenues from services	10,389	12,005		-	-		11,098	12,778
Total revenues and other income	61,051	62,488	(2)%	42,674	53,099	(20)%	11,141	12,839	(13)%

Costs and expenses
Cost of sales	38,189	38,528		38,433	38,821		40	56
Interest and other financial charges	2,514	2,650		803	765		1,945	2,123
Investment contracts, insurance losses and
insurance annuity benefits	1,276	1,278		-	-		1,354	1,341
Provision for losses on financing receivables	3,898	1,835		-	-		3,898	1,835
Other costs and expenses	12,827	12,426		7,486	7,669		5,637	5,148
Total costs and expenses	58,704	56,717	4%	46,722	47,255	(1)%	12,874	10,503	23%
Earnings (loss) from continuing operations
before income taxes	2,347	5,771	(59)%	(4,048)	5,844	U	(1,733)	2,336	U
Benefit (provision) for income taxes	(7,101)	(633)		(890)	(727)		(6,211)	94
Earnings (loss) from continuing operations	(4,754)	5,138	U	(4,938)	5,117	U	(7,944)	2,430	U
Earnings (loss) from discontinued
operations, net of taxes	(9,989)	1,359		(9,989)	1,359		(9,985)	1,364
Net earnings (loss)	(14,743)	6,497	U	(14,927)	6,476	U	(17,929)	3,794	U
Less net earnings (loss) attributable to
noncontrolling interests	190	(47)		6	(68)		184	21
Net earnings (loss) attributable to
the Company	(14,933)	6,544	U	(14,933)	6,544	U	(18,113)	3,773	U
Preferred stock dividends declared	-	-		-	-		(161)	(161)
Net earnings (loss) attributable to
GE common shareowners	$(14,933)	$6,544	U	$(14,933)	$6,544	U	$(18,274)	$3,612	U
Amounts attributable to GE common
shareowners:
Earnings (loss) from continuing operations	$(4,754)	$5,138	U	$(4,938)	$5,117	U	$(7,944)	$2,430	U
Less net earnings (loss) attributable
to noncontrolling interests	190	(47)		6	(68)		184	21
Earnings (loss) from continuing operations
attributable to the Company	(4,944)	5,185	U	(4,944)	5,185	U	(8,128)	2,409	U
GECC preferred stock dividends declared	-	-		-	-		(161)	(161)
Earnings (loss) from continuing operations
attributable to GE common shareowners	(4,944)	5,185	U	(4,944)	5,185	U	(8,289)	2,248	U
Earnings (loss) from discontinued
operations, net of taxes	(9,989)	1,359		(9,989)	1,359		(9,985)	1,364
Net earnings (loss) attributable to GE
common shareowners	$(14,933)	$6,544	U	$(14,933)	$6,544	U	$(18,274)	$3,612	U

Per-share amounts - earnings (loss) from
continuing operations
Diluted earnings (loss) per share	$(0.49)	$0.51	U
Basic earnings (loss) per share	$(0.49)	$0.52	U
Per-share amounts - net earnings (loss)
Diluted earnings (loss) per share	$(1.48)	$0.65	U
Basic earnings (loss) per share	$(1.48)	$0.65	U
Total average equivalent shares
Diluted earnings	10,077	10,120	- %
Basic earnings	10,077	10,041	- %
Dividends declared per common share	$0.46	$0.44	5%

Amounts attributable to GE
common shareowners:
Earnings (loss) from continuing operations	$(4,944)	$5,185	U
Adjustment (net of tax): non-operating
pension costs	900	686
Operating earnings (loss) (non-GAAP measure)	$(4,044)	$5,871	U
Operating earnings (loss) - diluted
earnings (loss) per share (non-GAAP measure)	$(0.40)	$0.58	U
(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Dollar amounts and share amounts in millions; per-share amounts in dollars. Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on May 8, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS (UNAUDITED)

	Three months ended June 30			Six months ended June 30
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Revenues(a)
Power & Water	$6,801	$6,292	8%	$12,517	$11,801	6%
Oil & Gas	4,062	4,761	(15)%	8,023	9,069	(12)%
Energy Management	1,768	1,856	(5)%	3,453	3,528	(2)%
Aviation	6,252	6,090	3%	11,926	11,868	- %
Healthcare	4,337	4,483	(3)%	8,412	8,681	(3)%
Transportation	1,420	1,306	9%	2,728	2,533	8%
Appliances & Lighting	2,235	2,120	5%	4,176	3,977	5%
Total industrial segment revenues	26,875	26,908	- %	51,235	51,457	- %
GE Capital	6,218	6,275	(1)%	11,141	12,839	(13)%
Total segment revenues	33,093	33,183	- %	62,376	64,296	(3)%
Corporate items and eliminations(a)	(339)	(923)	(63)%	(1,325)	(1,808)	(27)%
Consolidated revenues and other income
from continuing operations	$32,754	$32,260	2%	$61,051	$62,488	(2)%

Segment profit (loss)(a)
Power & Water	$1,221	$1,133	8%	$2,092	$2,021	4%
Oil & Gas	583	665	(12)%	1,015	1,111	(9)%
Energy Management	82	69	19%	110	74	49%
Aviation	1,269	1,197	6%	2,583	2,312	12%
Healthcare	705	730	(3)%	1,292	1,300	(1)%
Transportation	331	270	23%	556	472	18%
Appliances & Lighting	165	102	62%	268	155	73%
Total industrial segment profit	4,356	4,166	5%	7,916	7,445	6%
GE Capital	218	1,002	(78)%	(8,289)	2,248	U
Total segment profit (loss)	4,574	5,168	(11)%	(373)	9,693	U
Corporate items and eliminations(a)	(1,186)	(1,474)	(20)%	(2,878)	(3,016)	(5)%
GE interest and other financial charges	(414)	(401)	3%	(803)	(765)	5%
GE provision for income taxes	(584)	(409)	43%	(890)	(727)	22%
Earnings (loss) from continuing operations
attributable to the Company	2,390	2,884	(17)%	(4,944)	5,185	U
Earnings (loss) from discontinued operations,
net of taxes	(3,750)	661	U	(9,989)	1,359	U
Consolidated net earnings (loss)
attributable to the Company	$(1,360)	$3,545	U	$(14,933)	$6,544	U

(a)
Segment revenues includes both revenues and other income related to the segment. Segment profit excludes results reported as discontinued operations, the portion of earnings attributable to noncontrolling interests of consolidated subsidiaries, and accounting changes. Segment profit excludes or includes interest and other financial charges and income taxes according to how a particular segment's management is measured – excluded in determining segment profit, which we sometimes refer to as "operating profit," for Power & Water, Oil & Gas, Energy Management, Aviation, Healthcare, Transportation and Appliances & Lighting; included in determining segment profit, which we sometimes refer to as "net earnings," for GE Capital. Certain corporate costs, such as shared services, employee benefits and information technology are allocated to our segments based on usage. A portion of the remaining corporate costs are allocated based on each segment's relative net cost of operations. Total industrial segment revenues and profit include the sum of our seven industrial reporting segments without giving effect to the elimination of transactions among such segments. Total segment revenues and profit include the sum of our seven industrial segments and one financial services segment, without giving effect to the elimination of transactions among such segments.  We believe that this provides investors with a view as to the results of all of our segments, without inter-segment eliminations and corporate items.

GENERAL ELECTRIC COMPANY
SUMMARY OF OPERATING SEGMENTS
ADDITIONAL INFORMATION (UNAUDITED)

	Three months ended June 30			Six months ended June 30
(Dollars in millions)	2015	2014	V%	2015	2014	V%

GE Capital

Revenues
Commercial Lending and Leasing (CLL)	$262	$251	4%	$505	$492	3%
Consumer	3,527	3,598	(2)%	5,585	7,200	(22)%
Energy Financial Services	396	307	29%	681	776	(12)%
GE Capital Aviation Services (GECAS)	1,345	1,345	- %	2,627	2,690	(2)%
	5,530	5,501	1%	9,398	11,158	(16)%
GECC corporate items and eliminations	688	774	(11)%	1,743	1,681	4%
Total revenues	$6,218	$6,275	(1)%	$11,141	$12,839	(13)%

Segment profit (loss)
CLL	$96	$86	12%	$175	$162	8%
Consumer	459	472	(3)%	(2,316)	1,258	U
Energy Financial Services	109	76	43%	144	229	(37)%
GECAS	361	343	5%	668	695	(4)%
	1,025	977	5%	(1,329)	2,344	U
GECC corporate items and eliminations	(646)	186	U	(6,799)	65	U
Preferred stock dividends declared	(161)	(161)	- %	(161)	(161)	- %
Total segment profit (loss)	$218	$1,002	(78)%	$(8,289)	$2,248	U

GENERAL ELECTRIC COMPANY
CONDENSED STATEMENT OF FINANCIAL POSITION (UNAUDITED)

	Consolidated		GE(a)		Financial Services (GECC)
	June 30,	December 31,	June 30,	December 31,	June 30,	December 31,
(Dollars in billions)	2015	2014	2015	2014	2015	2014

Assets
Cash & marketable securities	$131.1	$123.3	$17.1	$16.0	$114.0	$107.3
Receivables	21.8	23.2	11.4	11.5	-	-
Inventories	18.7	17.7	18.7	17.6	-	0.1
GECC financing receivables - net	70.8	110.3	-	-	81.1	122.5
Property, plant & equipment - net	51.0	48.3	16.6	17.2	34.8	31.5
Investment in GECC	-	-	62.1	82.5	-	-
Goodwill & intangible assets	75.9	76.8	63.0	64.5	12.8	12.3
Other assets	51.7	55.0	26.2	24.8	32.4	37.7
Financing receivables held for sale	26.6	0.4	-	-	28.0	0.8
Assets of businesses held for sale	8.4	6.3	3.0	2.8	5.3	3.5
Assets of discontinued operations	154.9	186.9	-	-	154.9	186.9
Total assets	$610.9	$648.2	$218.1	$236.9	$463.3	$502.6

Liabilities and equity
Borrowings and bank deposits	$316.0	$333.1	$20.6	$16.3	$296.4	$317.7
Investment contracts, insurance liabilities and
insurance annuity benefits	26.8	27.6	-	-	27.4	28.0
Other liabilities	99.3	98.4	85.5	90.0	20.1	15.4
Liabilities of businesses held for sale	1.5	3.4	1.7	1.5	0.4	2.4
Liabilities of discontinued operations	49.0	48.8	0.1	0.1	48.9	48.7
GE Shareowners' equity	109.5	128.2	109.5	128.2	67.0	87.5
Noncontrolling interests	8.8	8.7	0.7	0.8	3.1	2.9
Total liabilities and equity	$610.9	$648.2	$218.1	$236.9	$463.3	$502.6

(a)	Refers to the Industrial businesses of the Company including GECC on an equity basis.

Supplemental data are shown for "GE" and "GECC." Transactions between GE and GECC have been eliminated from the "Consolidated" columns. See Note 1 to the 2014 consolidated financial statements at www.ge.com/ar2014 and our Form 8-K filed on May 8, 2015 for further information about consolidation matters.

GENERAL ELECTRIC COMPANY
Financial Measures That Supplement GAAP

 We sometimes use information derived from consolidated financial information but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. We have referred to:

	Industrial operating earnings and EPS and GE Capital operating earnings (loss) and EPS
	GE Industrial operating + Verticals EPS
	Industrial segment organic revenue growth
	Industrial segment organic operating profit growth
	Industrial cash flows from operating activities (Industrial CFOA)
	GE Capital ending net investment (ENI), excluding liquidity
	GECC Tier 1 Common Ratio Estimate

The reconciliations of these measures to the most comparable GAAP measures follow.

INDUSTRIAL OPERATING EARNINGS AND EPS AND GE CAPITAL OPERATING EARNINGS (LOSS) AND EPS

	Three months ended June 30			Six months ended June 30
(Dollars in millions; except per share amounts)	2015	2014	V%	2015	2014	V%

Earnings (loss) from continuing operations attributable to GE	$2,390	$2,884		$(4,944)	$5,185
Adjustment (net of tax): non-operating pension costs	448	344		900	686
Operating earnings (loss)	2,838	3,228	(12)%	(4,044)	5,871	U

Less GECC earnings (loss) from continuing operations
attributable to GE common shareowners	218	1,002		(8,289)	2,248
Operating earnings excluding GECC earnings from continuing
operations attributable to GE
(Industrial operating earnings)	$2,620	$2,226	18%	$4,245	$3,623	17%
Operating earnings(loss) less Industrial operating
earnings (GE Capital operating earnings (loss))	218	1,002	(78)%	(8,289)	2,248	U
Operating earnings (loss)	2,838	3,228	(12)%	(4,044)	5,871	U

Earnings (loss) per share - diluted(a)
Operating earnings per share attributable
to Industrial (Industrial operating EPS)	$0.26	$0.22	18%	$0.42	$0.36	17%
Operating earnings (loss) per share attributable
to GE Capital (GE Capital operating EPS)	0.02	0.10	(80)%	(0.82)	0.22	U
Total operating earnings (loss) per share	$0.28	$0.32	(13)%	$(0.40)	$0.58	U

(a)	Earnings (loss)-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

Operating earnings (loss) excludes non-service related pension costs of our principal pension plans comprising interest cost, expected return on plan assets and amortization of actuarial gains/losses. The service cost, prior service cost and curtailment loss components of our principal pension plans are included in operating earnings. We believe that these components of pension cost better reflect the ongoing service-related costs of providing pension benefits to our employees. As such, we believe that our measure of operating earnings (loss) provides management and investors with a useful measure of the operational results of our business. Other components of GAAP pension cost are mainly driven by capital allocation decisions and market performance, and we manage these separately from the operational performance of our businesses. Neither GAAP nor operating pension costs are necessarily indicative of the current or future cash flow requirements related to our pension plan. We also believe that this measure, considered along with the corresponding GAAP measure, provides management and investors with additional information for comparison of our operating results to the operating results of other companies.

We believe that presenting operating earnings and operating EPS separately for our industrial and financial services businesses also provides management and investors with useful information about the relative size of our industrial and financial services businesses in relation to the total company.

GE INDUSTRIAL OPERATING + VERTICALS EPS

	Three months ended June 30
(Dollars in millions; except per share amounts)	2015	2014	V%

GE Capital operating earnings (loss)	$218	$1,002	(78)%
Less: Verticals earnings(a)	531	447
GE Capital operating earnings less Verticals earnings(b)	$(313)	$555	U

Industrial operating earnings	$2,620	$2,226	18%
Verticals earnings(a)	531	447
Industrial operating earnings + Verticals earnings	$3,151	$2,673	18%

Earnings (loss) per share - diluted(c)
Industrial operating EPS	$0.26	$0.22	18%
Verticals earnings per share	0.05	0.04	25%
Industrial operating + Verticals earnings-per-share	$0.31	$0.26	19%

(a)
Verticals include businesses expected to be retained (GECAS, EFS, Healthcare Equipment Finance, Working Capital Solutions, and run-off Insurance), including allocated corporate costs of $25 million and $58 million after tax in the three months ended June 30, 2015 and 2014, respectively.

(b)	Includes $459 million and $472 million of Consumer after tax operating earnings for the three months ended June 30, 2015 and 2014, respectively.
(c)	Earnings-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.

As described above, Verticals represents the GECC businesses that we expect to retain. We believe that presenting Industrial operating + Vertical earnings-per-share amounts provides management and investors with a useful measure to evaluate the performance of the businesses we expect to retain after the disposition of most of our financial services business.

INDUSTRIAL SEGMENT ORGANIC REVENUE GROWTH

	Three Months Ended June 30			Six Months Ended June 30
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Segment revenues:
Power & Water	$6,801	$6,292		$12,517	$11,801
Oil & Gas	4,062	4,761		8,023	9,069
Energy Management	1,768	1,856		3,453	3,528
Aviation	6,252	6,090		11,926	11,868
Healthcare	4,337	4,483		8,412	8,681
Transportation	1,420	1,306		2,728	2,533
Appliances & Lighting	2,235	2,120		4,176	3,977
Industrial segment revenues	26,875	26,908	- %	51,235	51,457	- %
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for investment)
and currency exchange rates	(1,211)	285		(1,980)	487
Industrial segment revenues excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic revenues)	$28,086	$26,623	5%	$53,215	$50,970	4%

Organic revenue growth measures revenue excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. We also believe that presenting organic revenue growth separately for our industrial businesses provides management and investors with useful information about the trends of our industrial businesses and enables a more direct comparison to other non-financial businesses and companies. Management recognizes that the term "organic revenue growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

INDUSTRIAL SEGMENT ORGANIC OPERATING PROFIT GROWTH

	Three Months Ended June 30			Six Months Ended June 30
(Dollars in millions)	2015	2014	V%	2015	2014	V%

Industrial segment profit	$4,356	$4,166	5%	$7,916	$7,445	6%
Less the effects of:
Acquisitions, business dispositions (other than
dispositions of businesses acquired for
investment) and currency exchange rates	(207)	58		(315)	61
Industrial segment profit excluding effects of acquisitions, business dispositions (other than dispositions of
businesses acquired for investment) and currency
exchange rates (Industrial segment organic operating profit)	$4,563	$4,108	11%	$8,231	$7,384	11%

Operating profit growth measures profit excluding the effects of acquisitions, business dispositions and currency exchange rates. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, dispositions and currency exchange, which activities are subject to volatility and can obscure underlying trends. Management recognizes that the term "organic operating profit growth" may be interpreted differently by other companies and under different circumstances. Although this may have an effect on comparability of absolute percentage growth from company to company, we believe that these measures are useful in assessing trends of the respective businesses or companies and may therefore be a useful tool in assessing period-to-period performance trends.

INDUSTRIAL CASH FLOWS FROM OPERATING ACTIVITIES (INDUSTRIAL CFOA)

	Six Months Ended June 30
(Dollars in millions)	2015	2014	V%

Cash from GE's operating activities (continuing operations), as reported	$3,950	$3,371	17%
Less dividends from GECC	450	1,416
Cash from GE's operating activities (continuing operations),
excluding dividends from GECC (Industrial CFOA)	$3,500	$1,955	79%

We define "Industrial CFOA" as GE's cash from operating activities (continuing operations) less the amount of dividends received by GE from GECC. This includes the effects of intercompany transactions, including GE customer receivables sold to GECC; GECC services for trade receivables management and material procurement; buildings and equipment (including automobiles) leased by GE from GECC; information technology (IT) and other services sold to GECC by GE; aircraft engines manufactured by GE that are installed on aircraft purchased by GECC from third-party producers for lease to others; and various investments, loans and allocations of GE corporate overhead costs.  We believe that investors may find it useful to compare GE's operating cash flows without the effect of GECC dividends, since these dividends are not representative of the operating cash flows of our industrial businesses and can vary from period to period based upon the results of the financial services businesses. Management recognizes that this measure may not be comparable to cash flow results of companies which contain both industrial and financial services businesses, but believes that this comparison is aided by the provision of additional information about the amounts of dividends paid by our financial services business and the separate presentation in our financial statements of the GECC cash flows. We believe that our measure of Industrial CFOA provides management and investors with a useful measure to compare the capacity of our industrial operations to generate operating cash flow with the operating cash flow of other non-financial businesses and companies and as such provides a useful measure to supplement the reported GAAP CFOA measure.

GE CAPITAL ENDING NET INVESTMENT (ENI), EXCLUDING LIQUIDITY

(Dollars in billions)	June 30, 2015	June 30, 2014(b)

GECC total assets	$463.3	$509.6
Less assets of discontinued operations	154.9	1.5
Less non-interest bearing liabilities	51.2	60.5
GE Capital ENI	257.2	447.6
Less liquidity(a)	77.9	76.3
GE Capital ENI, excluding liquidity	$179.3	$371.3

Percentage variance to June 30, 2014	(52)%

(a)	Liquidity includes cash and equivalents and $3.3 billion of debt obligations of the U.S. Treasury at June 30, 2015.
(b)	As originally reported.

We use ENI to measure the size of our GE Capital segment. We believe that this measure is a useful indicator of the capital (debt or equity) required to fund a business as it adjusts for non-interest bearing current liabilities generated in the normal course of business that do not require a capital outlay. We also believe that by excluding liquidity, we provide a meaningful measure of assets requiring capital to fund our GE Capital segment as a substantial amount of liquidity resulted from debt issuances to pre-fund future debt maturities and will not be used to fund additional assets. Liquidity consists of cash and equivalents and certain debt obligations of the U.S. Treasury. As a general matter, investments included in liquidity are expected to be highly liquid, giving us the ability to readily convert them to cash. Providing this measure will help investors measure how we are performing against our previously communicated goal to reduce the size of our financial services segment.

GECC TIER 1 COMMON RATIO ESTIMATE(a)

(Dollars in billions)	June 30, 2015

Shareowners' equity(b)	$67.0
Adjustments:
Preferred equity	(4.9)
Goodwill and other intangible assets	(18.5)
Other additions (deductions)	1.1
GECC Tier 1 common	44.7
Estimated risk-weighted assets(c)	393.4
GECC Tier 1 common ratio estimate	11.4%

(a)	Includes discontinued operations.
(b)	Total equity excluding noncontrolling interests.
(c)	Based on Basel 3 risk-weighted assets estimates.

The GECC Tier 1 common ratio estimate is the ratio of Tier 1 common equity to total risk-weighted assets as calculated based on our interpretation of the standardized U.S. Basel 3 capital rules on a transitional basis. We are not required by regulators to disclose this capital ratio, and therefore this capital ratio is considered a non-GAAP financial measure. We believe that this capital ratio is a useful measure to investors because it is widely used by analysts and regulators to assess the capital position of financial services companies.